UNITED STATE

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2004

FOOTHILL INDEPENDENT BANCORP

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-11337	95-3815805
(Commission File No.)	(IRS Employer Identification No.)

510 South Grand Avenue, Glendora California 91741

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (626) 963-8551 or (909) 599-9351

Not Applicable

(Former Name or Former Address if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is filed as part of this report:

Exhibit 99.1: Press Release dated April 19, 2004.

Item 12. Public Announcement or Release of Material Non-Public Information

On April 19, 2004, Foothill Independent Bancorp issued a press release announcing its results of operations for the quarter ended March 31, 2004, which is the first quarter of its 2004 fiscal year. A copy of that press release is attached as Exhibit 99.1 to this Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOTHILL INDEPENDENT BANCORP

Date: April 22, 2004	By:	/s/ CAROL ANN GRAF
Carol Ann Graf
Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.

EXHIBIT	DESCRIPTION
99.1	Press Release issued on April 19, 2004, announcing Foothill Independent Bancorp’s results of operations for the quarter ended March 31, 2004, which is the first quarter of its 2004 fiscal year.

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